Earnings per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings per Share
25.	EARNINGS PER SHARE

For the years ended December 31, 2021, 2020 and 2019, earnings per share (“EPS”) was calculated as follows:

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Basic EPS
Net income attributable to parent company	2,000	1,106	1,032
Weighted average number of shares outstanding	904,332,429	894,578,477	894,297,697
Basic EPS	2.21	1.24	1.15
Diluted EPS
Net income attributable to parent company	2,000	1,106	1,032
Weighted average shares outstanding	904,332,429	894,578,477	894,297,697
Dilutive effect of stock awards	9,107,124	8,860,216	7,014,595
Dilutive effect of convertible bonds	11,402,645	16,291,279	2,333,493
Number of shares used in calculating diluted EPS	924,842,198	919,729,972	903,645,785
Diluted EPS	2.16	1.20	1.14

The Company applies the treasury method to determine the dilutive effect of convertible bonds as past experience, existing stated policies and the contractual terms of the bonds provide a reasonable basis to expect that the settlement will include cash, shares or a mix of both. According to the treasury method, the dilutive effect of the convertible bonds is included in the denominator of diluted EPS for the amount of shares transferred assuming a net-share settlement.

With a stock price at $48.88 when measured as at December 31, 2021, the bondholders’ conversion option of the senior unsecured convertible bonds issued on August 4, 2020 was in-the-money, resulting in case of conversion at that price, in an equity spread of $153 million.